                                                                    EXHIBIT 99.3

                         FORM 4 JOINT FILER INFORMATION

Name:                   Steven J. Tynan

Address:                20 Liberty Street
                        P.O. Box 388
                        Chester, CT

Designated Filer:       Liberty Street Partners LP

Date of Event
Requiring Statement:    8/12/05

Issuer and Ticker
Symbol:                 James River Group, Inc. (JRVR)

Signature: : /s/ Steven J. Tynan
             -----------------------
             Steven J. Tynan